                                                                      EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of McKesson HBOC, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 16th day of July, 1999.


                      ESL PARTNERS, L.P.

                      By:    RBS Partners, L.P., its general partner
                             By:   ESL Investments, Inc., its general partner

                                   By:      /s/  Edward S. Lampert
                                            ----------------------------------
                                                 Edward S. Lampert
                                                 Chief Executive Officer

                      ESL LIMITED

                      By:    ESL Investment Management, LLC,
                             its investment manager

                                   By:      /s/  Edward S. Lampert
                                            ----------------------------------
                                                 Edward S. Lampert
                                                 Managing Member

                      ESL INSTITUTIONAL PARTNERS, L.P.

                      By:    RBS Investment Management, LLC,
                             its general partner

                                   By:      /s/  Edward S. Lampert
                                            ----------------------------------
                                                 Edward S. Lampert
                                                 Managing Member

                                                                      EXHIBIT 1


                        CBL PARTNERS, L.P.

                        By:    ESL Investments, Inc., its general partner

                               By:      /s/ Edward S. Lampert
                                        ---------------------------------------
                                            Edward S. Lampert
                                            Chief Executive Officer

                        MSD PORTFOLIO L.P. - INVESTMENTS

                        By:    MSD CAPITAL, L.P., its general partner

                               By:      /s/ John Phelan
                                        ---------------------------------------
                                            John Phelan
                                            Managing Principal

                        RPKS INVESTMENTS, LLC

                               By:      /s/ Glenn Fuhrman
                                        ---------------------------------------
                                            Glenn Fuhrman
                                            Managing Member

                        TRIPLE MARLIN INVESTMENTS, LLC

                               By:      /s/ John Phelan
                                        ---------------------------------------
                                            John Phelan
                                            Managing Member

                        ZIFF ASSET MANAGEMENT, L.P.

                        By:    PBK HOLDINGS, INC., its general partner

                               By:      /s/ Mark A. Beaudoin
                                        ---------------------------------------
                                            Mark A. Beaudoin
                                            Treasurer